EXHIBIT 10.4

Business Confidential Proprietary Information
Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.
TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 002

AMENDMENT No. 002, signed as of July 29, 2013, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "CONTRACT") by and between United States Enrichment Corporation ("USEC") and Joint Stock Company "Techsnabexport" ("TENEX"). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.
SECTION 1. Pursuant to Section 20.04 of the CONTRACT, USEC and TENEX hereby agree as follows:

1.	Section 1.16 of the CONTRACT is hereby replaced with the following:
“1.16    Cylinder
in the case of EUP, a container of the 30B type for the transportation of EUP and in the case of Natural Uranium in the form of UF6, a container of the 48Y type or, in accordance with Section 7.02(h), a container of the 48X type for the transportation of Natural Uranium in the form of UF6. *****”

2.	Section 1.18 of the CONTRACT is hereby modified by inserting “or transfer of title to Related Natural Uranium under Section 7.02(h)” after the phrase “Physical Delivery”.

3.	Section 1.29 of the CONTRACT is hereby replaced with the following:
“1.29    EXW Facility or Ex Works North American Facility or EXW North American Facility:
***** the physical return to TENEX under the terms of this CONTRACT of rejected EUP located in North America. (Rejected EUP located outside of North America shall be Physically Delivered, EXW, at the facility where the EUP is located, under terms to be agreed pursuant to Appendix E1.) *****”

4.	The following language shall be inserted at the end of Section 1.44:
“(f)    with respect to the Physical Delivery of a ***** Cylinder (as defined in Section 7.02(h)) containing Related Natural Uranium to TENEX pursuant to Section 7.02(h), these terms mean delivery as described in EXW A4 in Incoterms 2000, provided, however, that such Physical Delivery shall be at PGDP (as defined in Section 7.02(a)(i) and, notwithstanding anything to the contrary in Incoterms 2000, shall be deemed to be completed when (i) the ***** Cylinder has been placed by USEC on the truck or other conveyance provided by or on behalf of TENEX and (ii) USEC’s loading equipment has been detached from the Transferred Cylinder”.

5.	The first sentence of Section 7.02(a)(i) shall be replaced with the following:
“Unless otherwise agreed, *****”

6.	Section 7.02(a)(ii) shall be replaced with the following:
“(ii)    *****”

7.	Section 7.02(a)(iii) shall be replaced with the following:
“(iii)    *****”

8.
The introductory language in Section 7.02(c) is hereby replaced with the following: “All Related Natural Uranium not Delivered under Section 7.02(a), Section 7.02(b) or Section 7.02(h) shall be Delivered as follows:” and the term “USEC Facility” is hereby replaced with “*****” in all places where that term appears in Section 7.02(g).

9.	The following language shall be inserted at the end of Section 7.02:
“(h)    In 2013 *****, USEC shall Deliver Related Natural Uranium ***** on the following terms:
(i)    *****
(ii)    Not later than ten (10) days before loading the EUP on USEC’s Vessel TENEX shall notify USEC of the exact quantity of Feed Component of the respective EUP Delivery, as reported in the Delivery Summary, *****
(iii)    *****
(iv)    *****
(v)    *****
(A)    *****
(B)    *****
(C)    *****
(D)    Pending Physical Delivery to TENEX, USEC shall bear risk of loss of, or damage to, all *****
(E)    Acceptance and rejection of the ***** shall be governed by the terms of ***** and not this CONTRACT. However, if *****
(F)    TENEX shall bear all costs and risks for, and arising from, transportation of the ***** shall obtain and comply with any U.S. or foreign licenses, approvals, authorizations or quota allocations that may be required for such transportation and delivery to any other destination.
(G)    *****
(H)    The documentation to be provided to TENEX with respect to a *****.
(I)    *****
(vi)    Notwithstanding the terms of this Section 7.02(h), ***** absent the consent of TENEX, which shall not be unreasonably withheld or delayed, if the Parties are unable to agree for any reason on an alternative method of Delivery.”

10.
Section 7.03 is hereby modified by moving the “and” at the end of Section 7.03(a)(i) to the end of Section 7.03(a)(ii) and inserting the following new Section 7.03(a)(iii) at the end of Section 7.03(a):

“(iii)    In the case of a Delivery under Section 7.02(h)(iii), sixty (60) days after the EUP Delivery Date, and in the case of a Physical Delivery under Section 7.02(h)(v), *****”

11.	Section 7.04 is hereby modified by inserting the following additional sentence at the end of Section 7.04:
“Title to, and risk of loss of, Related Natural Uranium under Section 7.02(h) shall be governed by that Section.”

12.	The first sentence of Section 7.05 is hereby modified by inserting “or Section 7.02(h)” at the end of such sentence.

13.	The text of Section 7.09 is hereby replaced with the following: “Reserved.”

14.	The following sentence is hereby added to the end of Section 7.10:
“The procedures for Acceptance of Related Natural Uranium Physically Delivered under Section 7.02(h) are set forth in the *****.”

15.	In Section 7.13, the phrase “*****” is hereby inserted after the phrase “except for reasons attributable to TENEX, its Affiliates, or persons acting on behalf of TENEX or its Affiliates”.

16.	In Appendix B, the phrase “or Section 7.02(c)” in Paragraph B-2 (h) and (j) is hereby replaced with “, Section 7.02(c) or Section 7.02(h)”.

17.	In Appendix E2, the introductory language of Paragraph E2-2 is hereby replaced with the following:
““Accept,” “Acceptance” or “Accepted” shall mean agreement by TENEX that (i) the CQQ is correct and (ii) the Natural Uranium Physically Delivered to TENEX under Section 7.02(b), Section 7.02(c) or Section 7.02(h)(v), as applicable, is Conforming Material. Acceptance of Natural Uranium Physically Delivered under Section 7.02(h)(v) (other than replacement Material Physically Delivered by USEC pursuant to Section 7.02(h)(v)(E)) shall be governed by the *****. For Related Natural Uranium Delivered under Section 7.02(b) or Section 7.02(c) or replacement Material Physically Delivered pursuant to Section 7.02(h)(v)(E), Acceptance shall be deemed to have occurred in the event:”

18.	In Appendix H:
a.    The phrase “*****” in ***** is hereby replaced with “*****”, and the following shall be inserted at the end of *****:
“*****”
b.    In *****, the “and” at the end of ***** is hereby deleted and a new ***** are hereby inserted *****, as follows:
“(iv)     *****
(v)     *****”
c.    The phrase ***** is hereby replaced with “*****” and the following new sentence is added to the end of *****”

19.	The following new subsection is hereby inserted at the end of Paragraph N-5:
“(d)    *****”

20.	The forms listed in Sections 1.3-1.5 of Amendment No. 001 dated April 22, 2013 are replaced with the forms included in Exhibit 1 of this Amendment No. 002.
SECTION 2. This Amendment No. 002 shall come into force on the date when it is signed by all Parties hereto, provided, however, that the modifications to the CONTRACT introduced by items 1 through 19 of Section 1 shall not come into force until the ***** is signed by all Parties thereto and enters into force. Given that by the date of entry into force of the ***** and for the first ***** thereafter, USEC will have Delivered in 2013 a part of Related Natural Uranium under provisions of Section 7.02 of the CONTRACT not modified by this Amendment No. 002 (“Previously Delivered Natural Uranium”), within ***** after entry into force of the *****, TENEX shall notify USEC of ***** listed in TENEX’s Notice, the *****.
SECTION 3. This Amendment No. 002 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 002 as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION

By: /s/ Philip G. Sewell

Name: Philip G. Sewell
Position: Senior Vice President

JOINT STOCK COMPANY "TECHSNABEXPORT"

By: /s/ Sergey Polgorodnick

Name: Sergey Polgorodnick
Position: Deputy General Director

Exhibit 1
F1-1     Certificate of Quality and Quantity for Enriched Product in Product Cylinders

Joint Stock Company “Techsnabexport” ÎÀÎ «Òåõñíàáýêñïîðò»	Certificate of Quality and Quantity Ñåðòèôèêàò êà÷åñòâà è êîëè÷åñòâà For Enriched Product in 30B cylinder Íà Îáîãàùåííûé Ïðîäóêò â êîíòåéíåðå òèïà 30Â Document 1.1 Äîêóìåíò 1.1	Shipment No. Îòïðàâêà ¹ Lot No. Ïàðòèÿ ¹
BUYER: ÏÎÊÓÏÀÒÅËÜ:	CONTRACT No ÊÎÍÒÐÀÊÒ ¹
30B cylinder No. Êîíòåéíåð 30Â ¹ Valve/Plug seal Nos. ¹¹ ïëîìá íà âåíòèëå è çàãëóøêå	P-10 sample container (tube) Nos. (for reference only) Ïðîáîîòáîðíèêè òèïà P-10 ¹¹ (òîëüêî äëÿ ññûëêè)
PSP / ×åõîë No. Seal / Îòòèñê ïëîìáû Nos.
30B container êîíòåéíåð 30Â
30B cylinder gross weight (full), kg Âåñ áðóòòî (çàïîëíåííûé), êã
30B cylinder tare weight (empty), kg Âåñ òàðû (ïóñòîé) , êã
EUP net weight, kg (N) Âåñ íåòòî,êã
Weight of U contained in EUP, kg (M) Âåñ ñîäåðæàùåãîñÿ óðàíà, êã
M = N* F * A/100

Isotopic composition Èçîòîïíûé ñîñòàâ	ASTM C 996 specification value Òðåáîâàíèÿ ñïåöèôèêàöèè ASTM C 996	Analyzed value Âåëè÷èíà ïî àíàëèçó
U-235
U-232
U-234
U-236

Uranium Hexafluoride Content (A) Ñîäåðæàíèå ãåêñàôòîðèäà óðàíà

Vapor pressure in the filled 30B container Äàâëåíèå ïàðîâ â êîíòåéíåðå, çàïîëíåííîì UF6

Impurity elements / Ýëåìåíòû ïðèìåñè
Boron
Silicon
Technetium-99

Total content of hydrocarbon, chlorocarbon and partially substituted halohydrocarbon Ñóììàðíîå ñîäåðæàíèå óãëåâîäîðîäîâ, õëîðóãëåðî- äîâ è ÷àñòè÷íî çàìåùåííûõ ãàëîèäîóãëåâîäîðîäîâ

EUP meets the Specification ASTM Ñ 996 for Enriched Commercial Grade UF6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.
ÎÓÏ ñîîòâåòñòâóåò ñïåöèôèêàöèè ASTM Ñ 996 íà Îáîãàùåííûé Êîììåð÷åñêèé UF6. ÎÓÏ áûë ïðîèçâåäåí èç óðàíà â ñîîòâåòñòâèè ñ òðåáîâàíèÿìè ñïåöèôèêàöèè ASTM C 787. ÎÓÏ íå áûë ïðîèçâåäåí èç âûñîêîîáîãàùåííîãî óðàíà èëè ðåãåíåðèðîâàííîãî óðàíà.

Date/Äàòà
Signature/Ïîäïèñü
Title /Äîëæíîñòü

F1-2     Certificate of Quality and Quantity for Enriched Product in P-10 Sample Containers

Joint Stock Company “Techsnabexport” ÎÀÎ «Òåõñíàáýêñïîðò»
Certificate of Quality and Quantity
Ñåðòèôèêàò êà÷åñòâà è êîëè÷åñòâà
For Enriched Product
in P-10 Sample Container (Tube)
Íà Îáîãàùåííûé Ïðîäóêò â ïðîáîîòáîðíèêå (òðóáêå)òèïà Ð-10
Document 1.2 Äîêóìåíò 1.2

BUYER: ÏÎÊÓÏÀÒÅËÜ:	CONTRACT No. ÊÎÍÒÐÀÊÒ ¹
30B Cylinder No. Êîíòåéíåð 30Â ¹ (for reference only) (òîëüêî äëÿ èíôîðìàöèè)	P-10 tube No. No. P-10 òðóáêà ¹ ¹ Seal No. Ïëîìáà ¹
Shipment /Ïîñòàâêà No. Lot /Ïàðòèÿ No.	Transport drum No. Òðàíñïîðòíûé ÿùèê ¹ Seal /Îòòèñê ïëîìáû No.
P-10 tube No. Ð-10 òðóáêà ¹	P-10 tube No. Ð-10 òðóáêà ¹
Gross weight (full) kg Âåñ áðóòòî (çàïîëíåííûé), êã
Gross weight (empty) kg Âåñ áðóòòî (ïóñòîé) , êã
Net weight (N) kg Âåñ íåòòî, êã
Weight contained U (M) kg Âåñ ñîäåðæàùåãîñÿ óðàíà, êã M = N* F * A/100
Isotopic composition Èçîòîïíûé ñîñòàâ	ASTM C 996 specification value Òðåáîâàíèÿ ñïåöèôèêàöèè ASTM C 996	Analyzed value Ðåçóëüòàòû àíàëèçà
U-235
U-232
U-234
U-236
Uranium Hexafluoride Content (A) Ñîäåðæàíèå ãåêñàôòîðèäà óðàíà
Impurity elements / Ýëåìåíòû ïðèìåñè
Boron
Silicon
Technetium-99

Total content of hydrocarbon, chlorocarbon and partially substituted halohydrocarbon Ñóììàðíîå ñîäåðæàíèå óãëåâîäîðîäîâ, õëîðóãëåðîäîâ è ÷àñòè÷íî çàìåùåííûõ ãàëîèäîóãëåâîäîðîäîâ

EUP meets the Specification ASTM Ñ 996 for Enriched Commercial Grade UF6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.
ÎÓÏ ñîîòâåòñòâóåò ñïåöèôèêàöèè ASTM Ñ 996 íà Îáîãàùåííûé Êîììåð÷åñêèé UF6. ÎÓÏ áûë ïðîèçâåäåí èç óðàíà â ñîîòâåòñòâèè ñ òðåáîâàíèÿìè ñïåöèôèêàöèè ASTM C 787. ÎÓÏ íå áûë ïðîèçâåäåí èç âûñîêîîáîãàùåííîãî óðàíà èëè ðåãåíåðèðîâàííîãî óðàíà.

Date/Äàòà
Signature/Ïîäïèñü
Title /Äîëæíîñòü

F1-3 Delivery Summary

G1-1     Delivery Receipt Format for Delivery of Enriched Product in Product Cylinders

Joint Stock Company TECHSNABEXPORT SUPPLIER ÎÀÎ «ÒÅÕÑÍÀÁÝÊÑÏÎÐÒ» ÏÎÑÒÀÂÙÈÊ		Document 2.1. Äîêóìåíò 2.1. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ 30Â Cylinders Filled with Enriched Product in PSPs Êîíòåéíåðû òèïà 30Â, Çàïîëíåííûå Îáîãàùåííûì Ïðîäóêòîì, â ÷åõëàõ		Contract Êîíòðàêò Enriched Product Lot No Ïàðòèÿ Îáîãàùåííîãî Ïðîäóêòà No
Consignor: Îòïðàâèòåëü: ________________________________ Consignee: Ïîëó÷àòåëü: ________________________________ Point of Destination: Ïóíêò íàçíà÷åíèÿ: ___________________________
No.	PSP's Number Íîìåð çàùèòíîãî ÷åõëà	30Â Cylinder Number Íîìåð êîíòåéíåðà 30Â	Sample Container Number Íîìåð ïðîáîîòáîðíèêà (for reference only)	Sample Container Number Íîìåð ïðîáîîòáîðíèêà (for reference only)	Remarks Ïðèìå÷àíèÿ

The above listed 30Â Cylinders filled with Enriched Uranium Hexafluoride (Enriched Product) in PSPs
have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Êîíòåéíåðû òèïà 30Â, çàïîëíåííûå Îáîãàùåííûì Ãåêñàôòîðèäîì Óðàíà (Îáîãàùåííûì Ïðîäóêòîì), â ÷åõëàõ ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: on board of vessel, St. Petersburg Ïóíêò Ïîñòàâêè: íà áîðòó ñóäíà, Ñàíêò-Ïåòåðáóðã Vessel: Ñóäíî: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
Ïîñëå ïîäïèñàíèÿ Êâèòàíöèè ïîëó÷åíèÿ îäíà êîïèÿ äîëæíà áûòü íàïðàâëåíà â ÎÀÎ «Òåõñíàáýêñïîðò».

G1-2	Delivery Receipt Format for Delivery of Enriched Product

Joint Stock Company TECHSNABEXPORT SUPPLIER ÎÀÎ «ÒÅÕÑÍÀÁÝÊÑÏÎÐÒ» ÏÎÑÒÀÂÙÈÊ	Document 2.2. Äîêóìåíò 2.2. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ Sample Containers Filled with Enriched Product in drums Ïðîáîîòáîðíèêè, Çàïîëíåííûå Îáîãàùåííûì Ïðîäóêòîì, â áî÷îíêàõ		Contract Êîíòðàêò Enriched Product Lot No Ïàðòèÿ Îáîãàùåííîãî Ïðîäóêòà No
Consignor: Îòïðàâèòåëü: ________________________________ Consignee: Ïîëó÷àòåëü: ________________________________ Point of Destination: Ïóíêò íàçíà÷åíèÿ: ___________________________
No.	Drum Number Íîìåð áî÷îíêà (for reference only)	30Â Cylinder Number Íîìåð êîíòåéíåðà 30Â (for reference only)	Sample Container Number Íîìåð ïðîáîîòáîðíèêà	Sample Container Number Íîìåð ïðîáîîòáîðíèêà	Remarks Ïðèìå÷àíèÿ

The above listed Sample Containers filled with Enriched Uranium Hexafluoride (Enriched Product) in drums have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Ïðîáîîòáîðíèêè, çàïîëíåííûå Îáîãàùåííûì Ãåêñàôòîðèäîì Óðàíà (Îáîãàùåííûì Ïðîäóêòîì), â áî÷îíêàõ ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: on board of vessel, St. Petersburg Ïóíêò Ïîñòàâêè: íà áîðòó ñóäíà, Ñàíêò-Ïåòåðáóðã Vessel: Ñóäíî: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
Ïîñëå ïîäïèñàíèÿ Êâèòàíöèè ïîëó÷åíèÿ îäíà êîïèÿ äîëæíà áûòü íàïðàâëåíà â ÎÀÎ «Òåõñíàáýêñïîðò».

G1-3     Delivery Receipt Format for delivery of Empty Cylinders

BUYER ÏÎÊÓÏÀÒÅËÜ	Document 2.3. Äîêóìåíò 2.3. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ PSPs containing Clean 30B cylinders Çàùèòíûå ×åõëû, ñîäåðæàùèå ×èñòûå Êîíòåéíåðû òèïà 30Â	Contract Êîíòðàêò

Consignor: Ãðóçîîòïðàâèòåëü: Consignee: Ãðóçîïîëó÷àòåëü:

No.	PSP No. Çàùèòíûé ×åõîë ¹	30B cylinder No. Êîíòåéíåð 30Â ¹	Remarks Ïðèìå÷àíèÿ

The above listed PSPs containing Clean 30B Containers have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Çàùèòíûå ×åõëû, ñîäåðæàùèå ×èñòûå Êîíòåéíåðû 30Â, ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: Ïóíêò Ïîñòàâêè: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:

After taking responsibility, one copy is returned to Buyer.
Ïîñëå ïðèíÿòèÿ îòâåòñòâåííîñòè îäíà êîïèÿ íàïðàâëÿåòñÿ Ïîêóïàòåëþ.

G1-5	Delivery Receipt Format for Delivery of Empty Sample Containers type P-10 in drums

BUYER ÏÎÊÓÏÀÒÅËÜ	Document 2.4. Äîêóìåíò 2.4. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ Empty Sample Containers type P-10 in drums Ïóñòûå Ïðîáîîòáîðíèêè òèïà Ð-10 â áî÷îíêàõ	Contract Êîíòðàêò

Consignor: Ãðóçîîòïðàâèòåëü: Consignee: Ãðóçîïîëó÷àòåëü:

No.	Drum No. Áî÷îíîê ¹	Sample Container No. Ïðîáîîòáîðíèê ¹	No.	Drum No. Áî÷îíîê ¹	Sample Container No. Ïðîáîîòáîðíèê ¹

The above listed drums containing Empty Sample Containers type P-10 have been received in good condition, judged by the appearance, and were properly marked and sealed at the time of delivery.
Ïåðå÷èñëåííûå âûøå áî÷îíêè, ñîäåðæàùèå Ïóñòûå Ïðîáîîòáîðíèêè òèïà Ð-10, ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: Ïóíêò Ïîñòàâêè: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:

After taking responsibility, one copy is returned to Buyer.
Ïîñëå ïðèíÿòèÿ îòâåòñòâåííîñòè îäíà êîïèÿ íàïðàâëÿåòñÿ Ïîêóïàòåëþ.